Settlement Agreement

This Settlement Agreement (the “Agreement”) is entered into February 1, 2005 by and between:

eRXSYS, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
(“eRXSYS”)

And

Ronald Folse
(“Folse”)

WITNESSETH

WHEREAS, Folse resigned as eRXSYS’ Executive Vice President on November 19, 2004; and

WHEREAS, the Parties desire enter into an agreement regarding Folse’s resignation as Executive Vice President subject to all of the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Termination of Executive Employment Agreement: By execution of this Agreement, the Executive Employment Agreement entered into by and between
      eRXSYS and Folse on or about March 2, 2003 (the “Employment Agreement”) and all subsequent amendments to the Employment Agreement shall be null and void.

2.   Reimbursement of Expenses: eRXSYS shall reimburse Folse for all reasonable expenses incurred relating his employment as Executive Vice President.
      Folse shall provide receipts and vouchers to eRXSYS for all expenses for which reimbursement is claimed.

3.   Return of Corporate Property: Folse shall return to eRXSYS all property, including, without limitation, all equipment, keys, credit cards, tangible proprietary information, documents, books, records, reports, notes, contracts, lists, computer software and hardware, and copies thereof, created on any medium and furnished to, obtained by, or prepared by Folse in the course of or incident to Folse’s employment.

4.   Return of Shares to Treasury and Issuance of Warrants: Folse shall return to the corporate treasury 429,353 shares of eRXSYS common stock for which he is the beneficial holder. The specific shares returned to the corporate treasury shall be determined solely by Folse.

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5.   Non-Compete: Folse agrees that for a period of one (1) year following the date of this Agreement he will not for his own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation, or other legal entity, as principal, agent or otherwise own, control, manage, engage in, be employed by, work as an independent contractor for, consult with, or otherwise participate in, a business other than eRXSYS, wherever located, engaged in operating pharmacies that specialize in the dispensing of highly regulated pain medication by utilizing technology that allows physicians to transmit prescriptions from a personal data assistant and/or desktop computer directly to the pharmacies. In the event that eRXSYS is dissolved, the non-
     competition provisions of this paragraph shall not apply and shall be otherwise null and void.

6.  Mutual Release: With the sole exception of the obligations imposed by this Agreement, Folse, for himself, heirs, executors, administrators, successors, and assigns, hereby releases and discharges eRXSYS, its subsidiaries, and each of their respective past and present officers, directors, agents and employees, from any and all actions, causes of action, claims, demands, grievances, and complaints, known and unknown, which Folse or his heirs, executors, administrators, successors, or assigns ever had or may have at any time through the date of this Agreement. Folse acknowledges and agrees that this release is intended to and does cover, but is not limited to, (i) any claim of employment discrimination of any kind whether based on a federal, state, or local statute or court decision; or (ii) any claim, whether statutory, common law, or otherwise, arising out of the terms or conditions of Folse’s employment at eRXSYS and/or Folse’s separation from eRXSYS. The enumeration of specific rights, claims, and causes of action being released shall not be construed to limit the general scope of this release. It is the intent of the parties that by this release Folse is giving up all rights, claims and causes of action occurring prior to the date of this Agreement, whether or not any damage or injury has yet occurred. Folse accepts the risk of loss with respect to both undiscovered claims and with respect to claims for any harm hereafter suffered arising out of conduct, statements, performance or decisions occurring before the date of this Agreement.

With the sole exception of the obligations imposed by this Agreement, eRXSYS hereby releases Folse, his heirs, executors, administrators, successors, and assigns, from any and all actions, causes of action, claims, demands, grievances, and complaints, known and unknown, which eRXSYS ever had or may have at any time through the date of this Agreement. eRXSYS acknowledges and agrees that this release is intended to and does cover, but is not limited to, (i) any claim, whether statutory, common law, or otherwise, arising out of the terms or conditions of Folse’s employment at eRXSYS and/or Folse’s separation from
      eRXSYS, and (ii) any claim for attorneys' fees, costs, disbursements, or other like expenses. The enumeration of specific rights, claims, and causes of action being released shall not be construed to limit the general scope of this release. It is the intent of the parties that by this release eRXSYS is giving up all rights, claims and causes of action occurring prior to the date of this Agreement, whether or not any damage or injury has yet occurred.

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      eRXSYS accepts the risk of loss with respect to both undiscovered claims and with respect to claims for any harm hereafter suffered arising out of conduct, statements, performance or decisions occurring before the date of this Agreement.

7.   Indemnification: eRXSYS shall indemnify, defend and hold Folse harmless, to the maximum extent permitted by law, against all judgments, fines, amounts paid in settlement and all reasonable expenses, including attorneys’ fees incurred by Folse, in connection with the defense of, or as a result of any action or proceeding , or any appeal from any action or proceeding, in which Folse is made or is threatened to be made a party by reason of the fact that Folse was an officer or director of eRXSYS, regardless of whether such action or proceeding is one brought by or in the right of eRXSYS. Each of the parties hereto shall give prompt notice to the other of any action or proceeding from which eRXSYS is obligated to indemnify, defend and hold harmless Folse of which it or he gains knowledge.

eRXSYS hereby represents and warrants that Folse shall be covered and insured up to the maximum limits provided by all insurance which eRXSYS maintains to indemnify its directors and officers.

8.  Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the conflicts of law principles.

9.  Miscellaneous: No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of the Agreement shall be binding unless executed in writing and agreed upon by all parties. The Agreement supersedes all prior understandings, written or oral, and constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. Time is of the essence.

10. Counterparts: This Agreement may be executed in counterparts and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the first date written above.

IN WITNESS WHEREOF, eRXSYS and Folse have duly executed this Agreement as of the day and year first above written.

eRXSYS, Inc.

/s/ Richard Falcone                                                                    /s/ Ronald Folse
      By:   Richard Falcone                                                                                         Ronald Folse
      Its:    Chairman

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